UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2024

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO.PRA	New York Stock Exchange
7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053	APOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting. On June 24, 2024, Apollo Global Management, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024.

Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Proposal One. To elect Marc Beilinson, James Belardi, Jessica Bibliowicz, Walter (Jay) Clayton, Michael Ducey, Kerry Murphy Healey, Mitra Hormozi, Pamela Joyner, Scott Kleinman, A.B. Krongard, Pauline Richards, Marc Rowan, David Simon, Lynn Swann, Patrick Toomey and James Zelter to the board of directors of the Company as directors, in each case, for a term of one year expiring at the annual meeting of stockholders of the Company to be held in 2025 (the “2025 Annual Meeting”).

The nominees listed below were elected as directors of the Company to hold office for a term of one year expiring at the 2025 Annual Meeting and until their successor has been duly elected and qualified. The results of the voting were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Marc Beilinson	393,614,533	69,658,202	108,585	45,491,529
James Belardi	455,770,308	7,459,182	151,828	45,491,531
Jessica Bibliowicz	455,818,969	7,462,943	99,405	45,491,532
Walter (Jay) Clayton	453,336,316	9,958,667	86,338	45,491,528
Michael Ducey	453,071,757	10,193,141	116,423	45,491,528
Kerry Murphy Healey	456,333,296	6,927,376	120,647	45,491,530
Mitra Hormozi	407,146,776	56,107,475	127,069	45,491,529
Pamela Joyner	455,030,017	8,241,233	110,069	45,491,530
Scott Kleinman	455,139,118	8,164,806	77,396	45,491,529
A.B. Krongard	445,417,066	17,732,723	231,529	45,491,531
Pauline Richards	453,037,932	10,239,932	103,455	45,491,530
Marc Rowan	456,043,471	71,249,652	88,194	45,491,532
David Simon	418,579,239	44,731,813	70,268	45,491,529
Lynn Swann	406,864,241	56,401,178	115,898	45,491,532
Patrick Toomey	456,135,925	7,153,808	91,586	45,491,530
James Zelter	454,729,143	8,560,795	91,378	45,491,532

Proposal Two. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were as follows:

For	Against	Abstain
504,738,074	4,040,624	94,151

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2024

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President and Secretary